UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2006

Date of Report (Date of earliest event reported)

NYSE Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32829	20-2786071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street
New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 1, 2006, NYSE Group, Inc., a Delaware corporation (“NYSE Group”), Euronext N.V., a company organized under the laws of The Netherlands (“Euronext”), announced that they had entered into a Combination Agreement, dated as of June 1, 2006 (the “Combination Agreement”), pursuant to which NYSE Group and Euronext agreed to combine their respective businesses in a merger of equals and become subsidiaries of a newly formed holding company named “NYSE Euronext” (the “Transaction”).  The Combination Agreement and the joint press release are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Under the terms of the Combination Agreement, NYSE Euronext (or a subsidiary of NYSE Euronext) will launch an exchange offer for all outstanding Euronext ordinary shares.  In the exchange offer, Euronext shareholders will have the right to exchange each of their Euronext ordinary shares for 0.980 of a share of NYSE Euronext common stock and €21.32 in cash.  In lieu of receiving this standard offer consideration, Euronext shareholders will be able to make a cash election to receive all NYSE Euronext ordinary shares or all cash for their Euronext ordinary shares through a “mix and match” formula, which will be subject to proration and adjustment.  Euronext will also be permitted to pay its previously announced extraordinary distribution of €3 per share.

Upon completion of the exchange offer, a wholly owned subsidiary of NYSE Euronext will merge with and into NYSE Group, with NYSE Group surviving as a wholly owned subsidiary of NYSE Euronext.  In the merger, each share of NYSE Group common stock will be converted into one share of NYSE Euronext common stock.

Simultaneously with or following the merger, Euronext will become a wholly owned subsidiary of NYSE Euronext through one of several reorganization mechanisms enumerated in the Combination Agreement.

After the Transaction, NYSE Euronext common stock will be listed on both the New York Stock Exchange, trading in U.S. dollars, and Euronext Paris, trading in Euros.  NYSE Euronext’s U.S. headquarters will be located in New York, and its international headquarters will be located in Paris, France and Amsterdam, The Netherlands (which will be the centers of operations for its international activities), with London, United Kingdom as the center for its derivatives business.

Under the terms of the Combination Agreement, the Chairman of NYSE Euronext will be Jan Michiel Hessels (Euronext’s current Chairman of the Supervisory Board), and the Deputy Chairman of NYSE Euronext will be Marshall N. Carter (NYSE Group’s current Chairman).  In addition, under the terms of the Combination Agreement, the Chief Executive Officer of NYSE Euronext will be John A. Thain (NYSE Group’s current Chief Executive Officer), and the Deputy Chief Executive Officer and Head of International Operations of NYSE Euronext will be Jean-François Théodore (Euronext’s current Chief Executive Officer).  Messrs. Théodore and Thain will also be members of the Board of Directors of NYSE Euronext. The Board of Directors of NYSE Euronext will be initially comprised of 20 directors, 11 directors designated by NYSE Group and 9 directors by Euronext. The balanced governance structure will be incorporated in the NYSE Euronext by-laws. Changes to these provisions and certain key strategic decisions may only be taken by supermajority vote.  The executive officers of Euronext will be drawn equally from each of NYSE and Euronext.

Completion of the Transaction will be subject to customary conditions, including: (a) approval of the Transaction by both the NYSE Group stockholders and Euronext shareholders, (b) the tender by Euronext shareholders of at least two-thirds of the outstanding Euronext ordinary shares (provided that this condition may be reduced to a majority of the outstanding Euronext ordinary shares), (c) approval by requisite governmental regulators and authorities, including approvals under applicable antitrust laws, (d) the listing of the NYSE Euronext common stock on the New York Stock Exchange and Euronext Paris, (e) the absence of certain governmental proceedings, (f) absence of any law or order prohibiting the completion of the Transaction, (g) subject to certain exceptions, the accuracy of representations and warranties of the other party, and (h) material compliance of the other party with its covenants.

ITEM 8.01  OTHER EVENTS

On June 2, 2006, NYSE Group and Euronext held a joint investor conference call on the Transaction.  Exhibit 99.2 contains the slides made available in connection with such conference call (as well as an appendix containing certain additional materials) and is incorporated into this Item 8.01 by reference.  The information in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 (d)          Exhibits

Exhibit Number	Description
2.1	Combination Agreement, dated as of June 1, 2006, by and among NYSE Group, Inc., Euronext N.V., NYSE Euronext, Inc., and Jefferson Merger Sub, Inc.(1)
99.1	Press release entitled “NYSE Group and Euronext N.V. Agree to a Merger of Equals,” dated June 1, 2006.
99.2

Slide presentation made available in connection with investor conference call regarding the proposed NYSE Group/Euronext business combination held on June 2, 2006 (solely furnished and not filed for purposes of Item 8.01).

(1)          Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  NYSE Group hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE GROUP, INC.

Dated: June 2, 2006	By:	/s/ Richard P. Bernard
	Name:	Richard P. Bernard
	Title:	Executive Vice President and
General Counsel

Exhibit Index

Exhibit Number	Description
2.1	Combination Agreement, dated as of June 1, 2006, by and among NYSE Group, Inc., Euronext N.V., NYSE Euronext, Inc., and Jefferson Merger Sub, Inc.(2)
99.1	Press release entitled “NYSE Group and Euronext N.V. Agree to a Merger of Equals,” dated June 1, 2006.
99.2

Slide presentation made available in connection with investor conference call regarding the proposed NYSE Group/Euronext business combination held on June 2, 2006 (solely furnished and not filed for purposes of Item 8.01).

(2)          Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  NYSE Group hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements
Information set forth in this filing (including information included or incorporated by reference herein) contains forward-looking statements, which involve a number of risks and uncertainties.  Euronext and the NYSE Group caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including estimated revenue and cost synergies, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group’s filings with the U.S. Securities Exchange Commission (the “SEC”), including its Report on Form 10-K for the fiscal year ending December 31, 2005 which is available on NYSE Group’s website at http://www.nyse.com and the SEC’s website at SEC’s Web site at www.sec.gov. and in Euronext’s filings with the Autoriteit Financiële Markten (Authority for the Financial Markets) in The Netherlands, including its annual report and registration document for 2005, which is available on Euronext’s website at http://www.euronext.com. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Not an Offer
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and applicable European regulations.

Additional Information About this Transaction
In connection with the proposed business combination transaction, Euronext and the NYSE Group expect that a newly formed holding company will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of NYSE Group that also constitutes a prospectus of the newly formed holding company.   NYSE Group will mail the proxy statement/prospectus to its stockholders and the prospectus will be mailed to Euronext shareholders.

Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed business combination transaction if and when it becomes available because it will contain important information.

You may obtain a free copy of the proxy statement/prospectus (if and when available) and other related documents filed by NYSE Group and the newly formed holding company with the SEC at the SEC’s Web site at www.sec.gov.   The proxy statement/prospectus (if and when it becomes available) and the other documents may also be obtained for free by accessing NYSE Group’s Web site at http://www.nyse.com and Euronext’s website at http://www.euronext.com.

NYSE Group and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Group stockholders in respect of the proposed business combination transaction.   You can find information about NYSE Group’s executive officers and directors in NYSE Group’s definitive proxy statement filed with the SEC on April 11, 2006.  You can obtain free copies of these documents and of the proxy statement prospectus (when it becomes available) from NYSE Group by contacting its investor relations department. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.